UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): June 3, 2003

PALL CORPORATION
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	1- 4311 (Commission file number)	11-1541330 (I.R.S. Employer Identification No.)

2200 Northern Boulevard, East Hills, NY (Address of principal executive offices)		11548 (Zip Code)

(516) 484-5400 (Registrant’s telephone number, including area code)

The purpose of this filing is to amend the Form 8–K filed on June 5, 2003 to correct a typographical error in the heading of the Consolidated Statement of Earnings.

ITEM 9.  Information Provided Under Item 12 (Results of Operations and Financial Condition)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On June 3, 2003, Pall Corporation issued a press release announcing its financial results for the fiscal quarter ended May 3, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pall Corporation

June 6, 2003	/s/	JOHN ADAMOVICH, JR John Adamovich, Jr Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press release, dated June 3, 2003, issued by Pall Corporation